THE ALGER FUNDS

Alger 25 Fund

(the “Fund”)

Supplement dated December 18, 2020 to the

Summary Prospectuses, Prospectus and

Statement of Additional Information of the Fund

dated March 1, 2020

On December 15, 2020, at a regular meeting of the Board of Trustees (the “Board”) of The Alger Funds (the “Trust”), the Board approved the following changes to the Fund, a series of the Trust:

Class P-2 Conversion

Effective on or about March 1, 2021, all of the issued and outstanding Class P-2 shares of the Fund (the “Class P-2 Shares”) will be converted into Class P shares of the Fund (“Class P Shares”) with the same relative aggregate net asset value as the Class P-2 Shares held immediately prior to the conversion (such transaction, the “Class P-2 Conversion”). The Class P Shares currently have a lower total expense ratio than the Class P-2 Shares. No sales load, fee, or other charge will be imposed on the conversion of the Class P-2 Shares. Please refer to the Fund’s prospectus for Class P Shares for more information on the Class P Shares. The Class P-2 Conversion is not expected to be a taxable event for federal income tax purposes and should not result in recognition of gain or loss by converting shareholders. Upon completion of the Class P-2 Conversion, Class P-2 Shares will no longer be offered.

Class P Reclassification

Effective on or about March 1, 2021, immediately upon completion of the Class P-2 Conversion, the Class P Shares of the Fund will be reclassified as Class Z shares (the “Class Z Shares”) of the Fund (the “Reclassification”). The features of the reclassified Class Z Shares will be the same as the existing Class Z shares of other series of the Trust. Please refer to the Trust’s March 1, 2020 prospectus for institutional investors for more information on Class Z shares of the series of the Trust. The reclassified Class Z Shares are expected to have the same total expense ratio as the existing Class P Shares. Upon completion of the Reclassification, all existing shareholders will hold Class Z Shares and the Fund will only offer Class Z Shares.

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